UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 29, 2006
(Date of Report (Date of earliest event reported)

GA COMPUTER SCIENCES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51573	20-1147435
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

349 – 6540 East Hastings Street
Burnaby, British Columbia, Canada		V7Y 1C6
(Address of principal executive offices)		(Zip Code)

(775) 881-3390
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Extension of Payment Date Under Share Purchase Agreement

On August 29, 2006, GA Computer Sciences Inc. (the “Company”) received a letter from WKB Beteiligungsgesellschaft mbH (“WKB”) notifying the Company that WKB had agreed to extend the date by which the Company is required to pay a EUR 300,000 non-refundable deposit (the “Deposit”) pursuant to Section 2.4 of the Share Purchase Agreement among the Company, WKB, Crystalwood Holdings Ltd., Vitavea AG, Peter Hoyle and Lina Zhou. The letter, dated August 23, 2006, states that WKB has agreed to extend the date by which the Deposit must be paid from August 15, 2006 to September 15, 2006.

A copy of the letter from WKB is filed as an exhibit to this report.

Loan Agreement with Vitavea AG

On August 31, 2006, the Company entered into a loan agreement (the “Loan Agreement”) with Vitavea, pursuant to which the Company agreed to loan Vitavea the amount of $1,000,000. The loan to Vitavea extends for a period of 2 years, maturing on August 31, 2008, and accrues interest at the rate of 8% per annum. The loan is unsecured.

A copy of the Loan Agreement and the promissory note evidencing the loan are filed as exhibits to this report.

SECTION 3 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On August 29, 2006, GA Computer Sciences Inc. (the “Company”) issued 588,235 units at a price of $1.70 per unit for total proceeds of $1,000,000. Each unit is comprised of one share of the Company’s common stock and one share purchase warrant. Each share purchase warrant will entitle the holder to purchase one additional share of the Company’s common stock at a price of $1.70 per share for a period of two years from the date of closing. This private placement was completed pursuant to the provisions of Regulation S promulgated under the Securities Act of 1933. The Company did not engage in a distribution of this offering in the United States. Each of the investors has represented that they were not US persons as defined in Regulation S, and have provided representations indicating that they were acquiring the Company’s securities for investment purposes only and not with a view towards distribution. No underwriting discounts or commissions were involved.

The proceeds of this private placement were used to extend the loan to Vitavea AG described under Item 1.01 of this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit
10.1	Share Purchase Agreement among GA Computer Science Inc., Vitavea AG, WKB Beteiligungsgesellschaft mbH, Crystalwood Holdings Ltd., Peter J. Hoyle and Lina Zhou, dated for reference the 31st day of July, 2006.(1)
10.2	Letter from WKB Beteiligungsgesellshaft mbH dated August 23, 2006
10.3	Loan Agreement between GA Computer Sciences Inc. and Vitavea AG dated as of August 31, 2006.
10.4	Promissory Note executed by Vitavea AG as of August 31, 2006

(1) Filed as an exhibit to the report on Form 8-K filed by GA Computer Sciences Inc. on August 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GA COMPUTER SCIENCES INC.

Date: September 1, 2006	By:	/s/ Peter J. Hoyle

PETER J. HOYLE
	Title:	Chief Executive Officer, Chief Financial Officer,
President, Secretary, Treasurer
and Director